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                                                              EXHIBIT 10.7(a)



                   FIRST AMENDMENT TO COAL SUPPLY AGREEMENT
                       FOR SEI BIRCHWOOD POWER FACILITY


        THIS FIRST AMENDMENT TO COAL SUPPLY AGREEMENT (the "Amendment") is made and entered into as of the 18th day of May, 1994, by and among BIRCHWOOD POWER PARTNERS, L.P., a Delaware limited partnership, whose principal office is located at 900 Ashwood Parkway, Suite 500, Atlanta, Georgia 30338 (hereinafter referred to as "Buyer"), on the one hand; and LAUREL CREEK CO., INC. ("Laurel"), a Delaware corporation, whose principal office is located at Right Fork of Camp Creek, East Lynn, West Virginia 25512; ROCKSPRING DEVELOPMENT, INC. ("Rockspring"), a Delaware corporation, whose principal office is located at Right Fork of Camp Creek, East Lynn, West Virginia 25512; NEWEAGLE COAL SALES CORP. ("NCSC"), a Virginia corporation, whose principal office is located at 237 Main Street, P. O. Drawer 1560, Grundy, Virginia 24614; and NEWEAGLE INDUSTRIES, INC. ("NII"), a Virginia corporation, whose principal office is located at 237 Main Street, P. O. Drawer 1560, Grundy, Virginia 24614, on the other (Laurel, Rockspring, NCSC and NII being collectively and jointly and severally hereinafter referred to as "Seller").

                             W I T N E S S E T H:


        WHEREAS, Buyer, on the one hand, and Laurel, Rockspring, AgipCoal Holding USA, Inc. ("Holding") and AgipCoal Sales USA, Inc. ("Sales"), on the other, entered into that certain Coal Supply Agreement dated as of July 22, 1993 (the "Coal Supply Agreement"); and

        WHEREAS, pursuant to that certain Assignment and Assumption Agreement (Birchwood) dated as of the 31st day of January 1994, by and among Holding, Sales, NCSC

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and NII, Holding and Sales assigned and conveyed to NCSC and NII the Coal
Supply Agreement and all of Holding's and Sales' rights, benefits, entitlements and obligations thereunder; and NCSC and NII accepted such assignment and assumed and agreed to perform all obligations and discharge all duties of Holding and Sales under the Coal Supply Agreement; and

        WHEREAS, pursuant to the aforesaid Assignment and Assumption Agreement and in reliance on that certain Letter Agreement dated March 29, 1994 by and among Arch Mineral Corporation, Buyer and ER&L Birchwood, Inc. (the "Letter Agreement"), Buyer consented to such assignment and, except as otherwise provided in the Letter Agreement, to the release of Holding and Sales of the obligations under the Coal Supply Agreement; and

        WHEREAS, Laurel, Rockspring, NCSC, NII and Buyer now desire to amend the Coal Supply Agreement in certain respects as hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, Laurel, Rockspring, NCSC, NII and Buyer amend the Coal Supply Agreement as follows:

                1. The definition of "Mine" set forth in Section 1.1 of the Coal Supply Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof the following:

                         "Mine" - Seller's respective mining complex at Camp
                Creek, Dingess, and Ten Mile, West Virginia, together with coal loading facilities at Dingess, Laurel Creek, and Ten Mile, West Virginia, including structures, equipment, excavations, roadways, waste disposal sites, and transportation, loading, connecting and related facilities which may be required by Seller's


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                performance of this Agreement.  For purposes of Section 3.1 of this Agreement, Mine shall mean the place where railroad cars are loaded and tendered to the Transportation Company."

        By virtue of the amendment to the definition of "Mine" as aforesaid, Buyer and Seller acknowledge and agree that the definition of "Mine Reserves" is amended to add to the "Mine Reserves" under the Coal Supply Agreement the recoverable Coal reserves or deposits located at the Dingess Mine.

        2.      The definitions of "Party" and "Parties" set forth in Section
1.1 are amended to mean, with respect to Seller, Laurel, Rockspring, NII and NCSC, as the case may be.

        3. The Coal Supply Agreement is further amended to change the word "Coal" to "coal" in the definition of "Delivered Cost" in Section 1.1, in the first sentence of Section 3.3.2, in clause (i) of Section 4.1, in the last sentence of Section 8.1 and on the tenth and fifteenth lines of Section 9.7 of the Coal Supply Agreement.

        4. The Coal Supply Agreement is further amended to change the words "replacement Coal" to "replacement coal" wherever such words appear in
Section 7.6(d) and Section 14.2(b) of the Coal Supply Agreement.

        5. Section 7.6(d) of the Coal Supply Agreement is amended by changing the first sentence thereof to read as follows:

                "Buyer shall have the right to purchase for use at the Facility coal from alternative sources to replace (i) shipments of Coal that were rejected by Buyer but not cured within seven (7) days of such rejection by Seller pursuant to Section 7.6(a) of this Agreement, or (ii) deliveries of Coal that would have been made during any period in which such deliveries are suspended pursuant to Section 7.6(b) or 7.6(c) of this Agreement, or (iii) deliveries of Coal

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         required to have been made by Seller pursuant to this Agreement but which Seller failed to deliver in default of its obligations under this Agreement."

         6. Section 8.2 of the Coal Supply Agreement is amended to read in entirety as follows:

                 "Section 8.2. Restrictions on Transfer of Mine Reserves. During the term of this Agreement, Seller shall not sell, lease, encumber or otherwise transfer any of its ownership or leasehold interests in, or any of its rights to mine and/or sell, the Mine Reserves which are necessary pursuant to prudent mining engineering practice to protect the requirements of this Agreement to any other party (including any parent, subsidiary or affiliate of Seller) unless such sale, lease, encumbrance or transfer occurs in connection with an assignment of this Agreement by Seller in accordance with the provisions of Article 18 of this Agreement."

         7. Section 20.1 of the Coal Supply Agreement is hereby amended to change the specified addresses of the Parties for notices to the following:

                 If to Buyer, addressed to

                          Birchwood Power Partners, L.P.
                          c/o SEI Birchwood, Inc.
                          900 Ashwood Parkway, Suite 500
                          Atlanta, GA 30338
                          Attn: President

                 If to Seller, addressed to

                          Laurel Creek Co., Inc.
                          Right Fork of Camp Creek
                          East Lynn, West Virginia 25512
                          Attn: President

                          Rockspring Development, Inc.
                          Right Fork of Camp Creek
                          East Lynn, West Virginia 25512
                          Attn: President


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                        Neweagle Industries, Inc.
                        237 Main Street
                        P. O. Drawer 1560
                        Grundy, Virginia  24614
                        Attn:  President

                        Neweagle Coal Sales Corp.
                        237 Main Street
                        P. O. Drawer 1560
                        Grundy, Virginia  24614
                        Attn:  President

        8. The Coal Supply Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect.

        9. This Amendment may be executed in any number of counterparts, and each counterpart shall have the same force and effect as the original instrument. Execution of this Amendment by any party may also be accomplished by facsimile transmission of executed counterpart signature pages of this Amendment, and such facsimile signatures may be appended or attached to any counterpart of this Amendment.

        IN WITNESS WHEREOF, Buyer, Laurel, Rockspring, NII, and NCSC have duly executed this Amendment as of the day and year first above written.

                                        BIRCHWOOD POWER PARTNERS, L.P.
                                        BY:  SEI BIRCHWOOD, INC.,
                                                General Partner



                                        By:   /s/ Mark S. Lynch
                                              -------------------------
                                        Title:  Vice President
                                              -------------------------


                     [Signatures Continued on Next Page]

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                                                LAUREL CREEK CO., INC.



                                                By:     /s/ F. D. Robertson
                                                        ------------------------
                                                  Title: President
                                                        ------------------------


                                                ROCKSPRING DEVELOPMENT, INC.



                                                By:     /s/ F. D. Robertson
                                                        ------------------------
                                                  Title: President
                                                        ------------------------


                                                NEWEAGLE COAL SALES CORP.



                                                By:     /s/ F. D. Robertson
                                                        ------------------------
                                                  Title: President
                                                        ------------------------


                                                NEWEAGLE INDUSTRIES, INC.



                                                By:     /s/ F. D. Robertson
                                                        ------------------------
                                                  Title: President
                                                        ------------------------


Consented and Agreed to By:

ARCH MINERAL CORPORATION


By:
        -------------------------
  Title:
        -------------------------



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